SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                   FORM 8-K/A
                                (Amendment No. 1)

                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                    the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 10, 2001


                                 SAFESCIENCE, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Nevada
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                (State or other jurisdiction of incorporation)


             0-26476                                     33-0231238
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    (Commission File Number)             (I.R.S. Employer Identification Number)


                                31 St, James Avenue
                                  Boston, MA 02116
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              (Address of principal executive office)  (Zip Code)


    Registrant's telephone number, including area code        617 422-0674
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                                EXPLANATORY NOTE

     This Amendment No. 1 to the Current Report on Form 8-K of SafeScience, Inc. amends and restates in its entirety Item 7 to reflect corrections made to the unaudited pro forma balance sheet regarding SafeScience's Series C convertible preferred stock.


Item 7.  Financial Statements and Exhibits
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Exhibit 99.1 Unaudited pro forma balance sheets as of May 31, 2001, unaudited pro forma statement of operations for the five months ended May 31, 2001 and Note thereto.

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

                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          SafeScience, INC.


Date:  July 13, 2001      By: /s/  Patrick J. Joyce
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                                   Patrick J. Joyce, Controller
                                   (Principal Accounting Officer)

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